                                                                       EXHIBIT 1

                                                        Draft of August 15, 1995


                                2,500,000 SHARES

                              NEUROGEN CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                 August   , 1995

Smith Barney Inc.
Robertson, Stephens & Company, L.P.
Pacific Growth Equities

 c/o Smith Barney Inc.
   388 Greenwich Street
   New York, New York  10013

Dear Sirs:

        Neurogen Corporation, a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of 2,500,000 shares of its common stock, $0.025 par value per share (the "Common Stock"), to the several Underwriters named in
Schedule I hereto (the "Underwriters"). The Company also proposes to sell to the several Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an aggregate of 375,000 additional shares (the "Additional Shares") of Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

        The Company wishes to confirm its agreement with you (the
"Representatives") and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.

        1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus subject to completion relating to the Shares. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement becomes effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference herein to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") and deemed incorporated by reference pursuant to Form S-3 under the Act. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus or any amendment or supplement thereto.

        2. AGREEMENTS TO SELL AND PURCHASE. Subject to such adjustments as you may determine to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly,
to purchase from the Company, at a purchase price of $      per share (the
"purchase price per share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof).

        The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 375,000 Additional Shares. Additional Shares may be purchased only to cover over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof) bears to the aggregate number of Firm Shares.

        3. TERMS OF PUBLIC OFFERING. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

        4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, at 10:00
A.M., New York City time, on                , 1995 (the "Closing Date").  The
place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

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

        Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Additional Shares may be varied by agreement between you and the Company.

        Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company.

        5. AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters as follows:

        (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

        (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) during the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, stockholder's equity or results of operations, or of the happening of any event which makes any material statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply in all material respects with the Act or any other applicable law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

        (c) The Company will furnish to you, without charge, four signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits and Incorporated Documents thereto, and will also

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furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, and Incorporated Documents thereto as you may reasonably request.

        (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object promptly after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters which has been delivered in writing to the Company, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any document under the Exchange Act which upon filing becomes an Incorporated Document, without delivering a copy of such document to you prior to or concurrently with such filing.

        (e) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter reasonably request, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

        (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will promptly deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus, or to file under the Exchange Act any document which upon filing becomes an Incorporated Document, to comply with the Act, the Exchange Act or any other applicable law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto or Incorporated Document, and will promptly furnish to the Underwriters and dealers a reasonable number of copies thereof; provided, however, that if such amendment or supplement is required by any Underwriter later than six months from the date of this Agreement, the preparation and furnishing thereof shall be at the expense of such Underwriter. In the event that the Company and you agree that the Prospectus should be amended or supplemented, or that a document should be filed under the Exchange Act which upon filing becomes an Incorporated Document, the Company, if reasonably requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement or such document.

        (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to (i) service of process in suits, other than those arising out of the offering or sale of the Shares or (ii) taxation, in either case in any jurisdiction where it is not now so subject.

        (h) The Company will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

        (i) During the period of three years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, (ii) during the period commencing on the date hereof and ending upon the completion of the offering contemplated hereby such other information concerning the Company as you may reasonably request, and (iii) from time to time such other publicly available information concerning the Company as you may reasonably request.

        (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 or by notice given by you terminating this Agreement pursuant to the first paragraph of Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

        (k) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth in the Prospectus under "Use of Proceeds."

        (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

        (m) Prior to the expiration of 90 days after the date of the Prospectus the Company will not offer, sell, contract to sell or otherwise dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options or warrants to purchase Common Stock, except options currently outstanding under the Neurogen Corporation 1993 Omnibus Plan, the Neurogen Corporation 1993 Non-Employee Directors Stock Option Plan and the Neurogen Corporation Stock Option Plan and described as such in the Prospectus, or as otherwise described in or contemplated by the Prospectus, without the prior written consent of Smith Barney Inc.; provided, however, that without such consent, the Company may offer, sell, contract to sell or otherwise dispose of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) in connection with entering into any future research collaboration (provided that the transferee of any such securities shall have agreed in writing not to offer, sell, contract to sell or otherewise dispose of such securities or any securities for which such securities are exercisable or exchangeable or into which such securities are convertible, for 90 days after the date hereof) and may grant options pursuant to the Neurogen Corporation 1993 Omnibus Incentive Plan in accordance with the terms of, and subject to the limitations on the number of shares issuable under, such plan as in effect on the date hereof and issue shares of Common Stock upon the exercise of options currently outstanding under the Neurogen Corporation 1993 Omnibus Incentive Plan, the Neurogen Corporation 1993 Non-Employee Directors Stock Option Plan and the Neurogen Corporation Stock Option Plan.

        (n) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its stockholders designated by you in writing prior to entering into this Agreement.

        (o) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

        (p) The Company will use its best efforts to have the Shares listed, subject to notice of issuance, on the Nasdaq National Market prior to or concurrently with the effectiveness of the registration statement.

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        6.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company
represents and warrants to each Underwriter that:

        (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

        (b) The Company meets the requirements for use of Form S-3 under the Act. The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

        (c) The Incorporated Documents heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such document was filed), conformed with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further Incorporated Documents will, when so filed, be filed in a timely manner and conform with the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (d) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except as described in the prospectus, are free of any preemptive or similar rights and were issued and sold in compliance with all applicable federal and state securities laws; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms in all material respects to the description thereof in the Registration Statement and the Prospectus.

        (e) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, stockholder's equity or results of operations of the Company. The only such jurisdiction where the Company is so required to register and qualify to conduct its business and be in good standing as a foreign corporation is the State of Connecticut. The Company has no subsidiaries.

        (f) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company, or to which the Company or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not

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so described.  There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or an Incorporated Document that are not described or filed as required by the Act or the Exchange Act. The Company is not involved in any strike, job action or labor dispute, and, to the Company's knowledge, no such action or dispute is threatened.

        (g) The Company is not (i) in violation of its certificate of incorporation or by-laws, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or of any decree of any court or governmental agency or body having jurisdiction over the Company or
(ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company is a party or by which it or its properties may be bound.

        (h) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with the certificate or bylaws, or other organizational documents, of the Company or (ii) constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Company is a party or by which the Company or its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its material property or assets is subject.

        (i) The accountants, KPMG Peat Marwick LLP, who have certified or shall certify the financial statements filed or to be filed as part of the Registration Statement or the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act and the Exchange Act.

        (j) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply with the requirements of the Act and the Exchange Act in all material respects and present fairly the consolidated financial position, results of operations and changes in stockholders' equity and cash flows of the Company on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

        (k) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in

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accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

        (l) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), the Company has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company, and there has not been any change in the capital stock, or material increase in the short-term or long-term debt, of the Company, or any material adverse change, or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, stockholder's equity or results of operations of the Company.

        (m) The Company has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all material liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement or an Incorporated Document, and all the property described in the Prospectus as being held under lease by the Company is held by it under valid, subsisting and enforceable leases except where the failure of such a lease to be valid, subsisting or enforceable would not have a material adverse effect on the Company.

        (n) The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

        (o) The Company has such permits, licenses, franchises, authorizations and clearances ("Permits") of governmental or regulatory authorities, including, without limitation, the Food and Drug Administration (the "FDA") of the U.S. Department of Health and Human Services and/or any committee thereof, as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; subject to such qualifications as may be set forth in the Prospectus, the Company has fulfilled and performed all its material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any Permit, subject in each case to such qualification as may be set forth in the Prospectus and except where such revocation, termination or impairment would not have a material adverse effect on the Company. Except as described in the Prospectus, none of the Permits contains any restriction that is materially burdensome to the Company.

        (p) With respect to the clinical trials and human trials and other studies and preclinical tests conducted by the Company or in which the Company has participated that are described in the Registration Statement and the Prospectus or the results of which are referred to in the Registration Statement or the Prospectus, and to the knowledge of the Company, such trials, studies and tests conducted on behalf of the Company, were and, if still pending, are being conducted in accordance with appropriate experimental protocols, procedures and controls applied by research scientists generally in the preclinical or clinical study of new drugs. The descriptions of the results of such trials, studies and tests contained in the Prospectus fairly present the data derived from such trials, studies and tests. The Company has operated and currently is in compliance in all material respects with all applicable FDA rules, regulations and policies. The Company has not received any notices or other correspondence from the FDA or any other governmental agency requiring the termination or suspension of any clinical or human trials that are described in the Prospectus or the results of which are referred to in the Prospectus.

        (q) The Company has not received nor is it aware of any communication (written or oral) relating to the termination or modification or threatened termination or modification of any of the agreements described or referred to in the Prospectus under the caption "Business--Collaborative Research and Licensing Agreements" which would materially and adversely affect the Company's rights under such agreements.

        (r) The property, assets and operations of the Company comply in all material respects with all applicable federal, state or local laws, rules, orders, decrees, judgments, injunctions, licenses, permits or regulations relating to environmental matters (the "Environmental Laws"). None of the Company's property, assets or operations is the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any substance regulated by or form the basis of liability under any Environmental Laws (a "Hazardous Material") into the environment or is in contravention of any federal, state, local or foreign law, order or regulation. The Company has not received any notice or claim, nor are there pending, threatened or reasonably anticipated lawsuits against it with respect to material violations of an Environmental Law or in connection with the release of any Hazardous Material into the environment. The Company does not have any material contingent liability in connection with any release of Hazardous Material into the environment.

        (s) The Company maintains insurance of the types and in amounts generally deemed adequate by the Company for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

        (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (u) Neither the Company, nor any employee or agent of the Company, has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

        (v) The Company has filed all tax returns required to be filed, which returns are complete and correct in all material respects, and the Company is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

        (w) Except as disclosed in the Registration Statement and the Prospectus, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the registration statement or the consummation of the transactions contemplated by this Agreement or otherwise; and all such rights have been waived in connection with the offering contemplated hereby. Except as contemplated by this Agreement, no person has the right, contractual or otherwise, to cause the Company to permit such person to underwrite the sale of any of the Shares. Except as described in or contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

        (x) The Company owns or has obtained licenses for the patents, technology and patent applications relating to such technology described in the Prospectus as being owned by or licensed to it (collectively, the "Intellectual Property"). Except as set forth in the Prospectus under the caption "Business -
- Patents and Proprietary Technology," (i) to the Company's best knowledge there are no rights of third parties to any such Intellectual Property; (ii) to the Company's best knowledge there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim;
(iv) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim;
(vi) to the Company's best knowledge there is no patent or patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that is necessary for the conduct of its business or that interferes with the issued or pending claims of any such Intellectual Property; and (vii) there is no prior art of which the Company is aware that may render any patent held by the Company invalid or any patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

        (y) The Company is not, and, upon the sale of the Shares to be issued and sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        (z) The Company is in compliance with all provisions of Florida Statutes (S)517.075 and the regulations thereunder, relating to issuers doing business with Cuba.

        7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has previously delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity shall be in addition to any liability which the Company may otherwise have.

        (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the party or parties against whom indemnification is being sought (the "indemnifying parties"), but the omission so to notify the indemnifying parties will not relieve the indemnifying parties from any liability which they may have to any indemnified party except to the extent the indemnifying parties were materially prejudiced by such failure to notify, and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

        (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each Underwriter set forth in
Section 7(a) hereof, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such

Underwriter's expense), and the Company, its directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity shall be in addition to any liability which the Underwriters may otherwise have.

        (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or reasonable expenses
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or reasonable expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company and the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue or alleged untrue statement or omission.

        (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in
Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 10 hereof) and not joint.

        (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

        (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

        8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

        (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

        (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, stockholder's equity or results of operations of the Company not contemplated by the Prospectus, which in your opinion as Representatives of the several Underwriters would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company which, in the reasonable opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading in any material respect, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion as Representatives of the several Underwriters, materially adversely affect the market for the Shares.

        (c) You shall have received on the Closing Date an opinion of Milbank, Tweed, Hadley & McCloy, counsel for the Company, dated the Closing Date and addressed to you, as Representatives of the several Underwriters to the effect that:

        (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing as a foreign corporation in the State of

   Connecticut; to our knowledge, the Company has all necessary Permits (except where the failure to so have any such Permits, individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company) to own its properties and conduct its business as described in the Prospectus.

        (ii) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus and conforms as to legal matters in all material respects to the description thereof contained in the Prospectus;

        (iii) The shares of capital stock of the Company outstanding prior to the issuance of the Shares have been duly authorized and validly issued and are fully paid and nonassessable;

        (iv) (A) The certificates for the Shares conform to the requirements of the Delaware General Corporation Law; (B) when such certificates are duly countersigned by the Company's transfer agent and delivered to the Underwriters or upon the order of the Underwriters against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Shares will be duly authorized and validly issued, fully paid and nonassessable; (C) the issuance of the Shares is not subject to (1) preemptive rights or (2) to the knowledge of such counsel, any similar rights that entitle or will entitle any person to acquire any shares of capital stock of the Company upon issuance of the Shares by the Company other than any such preemptive or similar rights which have been effectively waived or complied with; and (D) the Shares have been approved for quotation on the Nasdaq Stock Market;

        (v) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b), and the Registration Statement and any supplements or amendments thereto (except for the financial statements and footnotes thereto and other financial or statistical data included or incorporated by reference therein as to which such counsel need not express any opinion), at the time of effectiveness thereof, complied as to form in all material respects with the requirements of the Act; and the Prospectus (excluding the financial statements and footnotes thereto and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), at the time it was filed with the Commission pursuant to Rule 424(b) under the Act, complied as to form in all material respects with the requirements of the Act;

        (vi) All documents incorporated by reference in the Prospectus (excluding any financial statements and footnotes thereto and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act;

        (vii) The Company has the power and authority to enter into this Agreement and to issue, sell and deliver the Shares to the Underwriters as provided herein, and this Agreement and the performance of the Company's obligations hereunder have been duly authorized and this Agreement has been duly executed and delivered by the Company; this Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability of the same may be limited by the effect of (i) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including without limitation laws relating to fraudulent transfers or conveyances, preferences and equitable subordination, (ii) limitations imposed by general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (A) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (B) concepts of good faith and fair dealing and (iii) U.S. Federal, Delaware corporate or state securities laws and the public policy underlying such laws which may render unenforceable those provisions relating to indemnities and contribution;

        (viii) The Company is not, to the knowledge of such counsel, (i) in violation of its certificate of incorporation or bylaws, or other organizational documents, or (ii) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness made an exhibit to the Registration Statement or any Incorporated Document;

        (ix) The execution, delivery and performance by the Company of this Agreement and the offer, sale and delivery of the Shares will not constitute a material breach of the terms of, or result in a default under, any agreement, indenture, lease, mortgage, deed of trust, or other instrument filed as an exhibit to the Registration Statement or any Incorporated Document by which the Company is bound or by which its property is bound and which breach or default would be material to the Company; nor will any such action result in the creation of any lien, charge or encumbrance upon any property or assets of the Company, or violate any of the provisions of the Company's certificate of incorporation or bylaws or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, subject to the exception contained in clause (iii) of paragraph (vii) hereof and assuming compliance with applicable state securities and Blue Sky laws;

        (x) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement;

        (xi) To the knowledge of such counsel, the Company is not in violation of any statute, ordinance, administrative or governmental rule or regulation applicable to the Company or of any decree of any court or governmental agency or body having jurisdiction over the Company, the violation of which would have a material adverse effect on the condition (financial or other), business, prospects, properties or results of operations of the Company;

        (xii) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

        (xiii) Except as described in the Prospectus, such counsel does not know of any outstanding option, warrant or other right calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and, except as described in the Prospectus, such counsel does not know of any holder of any securities of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement the right or, as a result of the filing of the Registration

   Statement, to require the Company to register under the Act any shares of Common Stock or other securities of the Company, and any registration rights in connection with the offering contemplated hereby have been waived; and

        (xiv) The Company is not an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        In addition, such counsel shall state that (A) although such counsel has not undertaken, except as otherwise indicated in their opinion, to verify independently the accuracy, completeness or fairness of the statements in the Registration Statement and the Prospectus, such counsel has participated in conferences with representatives of the Company and its accountants and with representatives of the Underwriters and considered the matters required to be stated in the Registration Statement and the Prospectus, and nothing has come to the attention of such counsel that leads it to believe that the Registration Statement (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), but excluding the financial statements and footnotes thereto and other financial or statistical data, as to which such counsel expresses no belief) at the time of effectiveness thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as amended or supplemented (except for the financial statements and footnotes thereto and other financial or statistical data, as aforesaid), as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (B) such counsel does not know of any material legal or governmental proceedings pending or threatened required to be described in the Prospectus which are not described as required, nor of any agreements, contracts, indentures, leases or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed, as required; and (C) such counsel has no reason to believe that any Incorporated Documents (other than the financial statements and footnotes thereto or other financial or statistical data contained in any such Incorporated Document, as to which such counsel expresses no belief), when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

        In rendering the foregoing opinion, such counsel may state that they express no opinion as to the patent and proprietary rights matters covered by the opinion of Banner & Allegretti, Ltd.

        In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of New York or the corporation law of the State of Delaware, provided that (1) each such local counsel is acceptable to the Representatives,
(2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and counsel for the Underwriters and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

        (d) You shall have received on the Closing Date an opinion of Banner & Allegretti, Ltd., patent counsel for the Company, dated the Closing Date and addressed to you, as Representatives of the several Underwriters to the effect that:

        (i) to the best knowledge of such counsel, the Company owns or has obtained licenses for the patents, technology and patent applications relating to the Intellectual Property described in the Prospectus as being owned by or licensed to the Company;

        (ii) (A) except as described in the Prospectus, such counsel is unaware of any rights to third parties to any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that is necessary for the conduct of its business; (B) such counsel is unaware of any infringement in the United States by third parties of any such Intellectual Property; (C) such counsel is unaware of any pending or threatened action, suit, proceeding or claim in the United States by others challenging the rights of the Company in or to such Intellectual Property; (D) such counsel is unaware of any pending or threatened action, suit, proceeding or claim in the United States by others challenging the validity or scope of such Intellectual Property; (E) such counsel is unaware of any pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright or trade secret rights of others; (F) such counsel is unaware of any patent or patent application in the United States which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that is necessary for the conduct of its business or that interferes with the issued or pending claims of any such Intellectual Property; and (G) such counsel is unaware of any prior art in the United States that may render any patent held by the Company invalid or any patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office; and

        (iii) the statements in the Prospectus under the captions "Risk Factors--Patents and Proprietary Technology" and "Business--Patents and Proprietary Technology" and other references therein to patent and licensing matters, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate and fairly present the information purported to be shown.

        (e) You shall have received on the Closing Date an opinion of Dewey Ballantine, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to the matters referred to in clauses (iv)(B), (iv)(C)(other than sub-clause 2 thereof), (v), (vii), and sub-paragraph (A) of the third to the last paragraph of the foregoing paragraph (c) and such other related matters as you may request.

        (f) You shall have received letters addressed to you and dated the date hereof and the Closing Date from KPMG Peat Marwick LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

        (g)(i) There shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be contemplated by the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, stockholder's equity or results of operations of the Company; (iii) the Company shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (iv) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the

Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 8(h) and in
Section 8(i) hereof.

        (h) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

        (i) The Shares shall have been listed or approved for listing subject to notice of issuance on the Nasdaq National Market.

        (j) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

        All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you, as Representatives of the Underwriters, and counsel for the Underwriters.

        Any certificate or document signed by any officer of the Company and delivered on or prior to the Closing Date to you, as Representatives of the several Underwriters, or to counsel for the Underwriters, shall be deemed a representation or warranty by the Company to each Underwriter as to the statements made therein.

        The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (h) and paragraph (k) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c), (d), (e) and (f) shall be revised to reflect the sale of Additional Shares.

        9. EXPENSES. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the offering of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on the Nasdaq National Market; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (viii) the transportation and other expenses incurred by or on behalf of the Company's employees in connection with presentations to prospective purchasers of the Shares; and (ix) the performance by the Company of its other obligations under this Agreement.

        10. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company.

        If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares sets forth opposite its name in
Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney, Harris Upham & Co. Incorporated (predecessor to Smith Barney Inc.), to purchase the Shares which such defaulting Underwriter or Underwriters agreed, but failed or refused, to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchased on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

        Any notice under this Section 10 may be made by telegram, telecopy, facsimile or telephone but shall be subsequently confirmed by letter.

        11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any material outbreak or material escalation of hostilities or other international or domestic calamity, crisis or material change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy, facsimile or telephone and shall be subsequently confirmed by letter.

        12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page, the stabilization and passive market making legends on page two and the statements in the first, third and last paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information relating to the Underwriters furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

        13. MISCELLANEOUS. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 35 Northeast Industrial Road, Branford, Connecticut 06405,
Attention: Harry H. Penner, Jr., President and Chief Executive Officer, with a copy to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, Attention: Donald B. Brant, Jr., Esq.; or (ii) if to you, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention:
Manager, Investment Banking Division, with a copy to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, Attention: Frederick W. Kanner, Esq.

        This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers and the controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

        14. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

        Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                         Very truly yours,

                         Neurogen Corporation




                         By:______________________________________
                            Name:
                            Title:



Confirmed as of the date first
above mentioned.


Smith Barney Inc.
Robertson, Stephens & Company, L.P.
Pacific Growth Equities

 As Representatives of the several Underwriters

 By Smith Barney Inc.



     By:_______________________________________________
             Managing Director

                                   SCHEDULE I


                              NEUROGEN CORPORATION



                                                            Number of
Underwriter                                                Firm Shares
-----------                                                -----------

Smith Barney Inc. .....................................
Robertson, Stephens & Company, L.P. ...................
Pacific Growth Equities................................


                                                            _________

    Total..............................................     2,500,000
                                                            =========